1 NASDAQ:  OPHT July 2017 Corporate Overview

2 Forward‐looking statements Any statements in this presentation about Ophthotech’s future expectations, plans and prospects constitute  forward‐looking statements for purposes of the safe harbor provisions under the Private Securities Litigation  Reform Act of 1995. Forward‐looking statements include any statements about Ophthotech’s strategy, future  operations and future expectations and plans and prospects for Ophthotech, and any other statements  containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,”  “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar  expressions. In this presentation, Ophthotech’s forward looking statements include statements about the  implementation of its strategic plan, Ophthotech's projected use of cash and cash balances, the timing,  progress and results of clinical trials and other development activities, the potential utility or  commercialization of any of Ophthotech’s product candidates and its business development strategy,  including any potential in‐license or acquisition opportunities. Such forward‐looking statements involve  substantial risks and uncertainties that could cause Ophthotech’s clinical development programs, future  results, performance or achievements to differ significantly from those expressed or implied by the forward‐ looking statements. Such risks and uncertainties include, among others, those related to the initiation and  conduct of clinical trials, availability of data from clinical trials, expectations for regulatory matters and  negotiation and consummation of in‐license and/or acquisition transactions, need for additional financing  and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that  Ophthotech files with the Securities and Exchange Commission. Any forward‐looking statements represent  Ophthotech’s views only as of the date of this presentation. Ophthotech anticipates that subsequent events  and developments will cause its views to change. While Ophthotech may elect to update these forward‐ looking statements at some point in the future, Ophthotech specifically disclaims any obligation to do so  except as required by law.

3 Strategic Objective Science driven, retina focused company  with multiple programs concentrated in  orphan and age‐related indications

4 Timeline/Planned Milestones on the Near Horizon 2017Set Strategic Plan  Stargardt Disease – Zimura Initiate program By end of this year  Wet AMD – Zimura Initiate Phase 2a trial By end of this year  IPCV – Zimura Initiate Phase 2a trial By end of this year  Dry AMD – Zimura Strategic decision Phase 2/3 trial ongoing  (by end of this year) 2018  Posterior Uveitis – Zimura Planning Phase 2a program  Von Hippel Lindau – Fovista Initial data   Retinoblastoma – Fovista Planning pre‐clinical program

5 Multiple Shots on Goal Stargardt Disease (Orphan) Dry AMD (GA) Wet AMD Von Hippel‐Lindau Syndrome (Orphan) Intermediate/Posterior Uveitis (Orphan) Retinoblastoma (Orphan) Zimura (Complement C5 inhibitor) Fovista (anti‐PDGF) Idiopathic Polypoidal Choroidal  Vasculopathy (IPCV) • Plan to initiate program by end of this year • Engaged with Foundation Fighting Blindness (ProgStar study data)  • Plan to initiate Phase 2a trial by end of this year • Assessing a range of dosing regimens in combination with anti‐VEGF  • Plan to initiate Phase 2a trial by the end of this year • Phase 2/3 monotherapy trial currently ongoing • Awaiting results of competitor for strategic decision making • Planning Phase 2a trial to initiate in 2018 • Phase 1/2 trial is ongoing • Collaboration with the National Eye Institute  • Planning pre‐clinical program

6 Zimura, C5 Complement Inhibitor Ophthalmic Orphan and Age‐Related Eye Diseases

Complement Pathway


Lectin
Classical
Alternative
C1r
C1s
C1q
Pathogen
Pathogen
C3
Microbial Cell Surface
C4
C2
C3b
Factor H
CD46
CD46
C4b
C3b
C3
C3b
C3
C4b
C2a
C3b
C3b
Bb
C3b
C5
Zimura
C5b
C6-C9
C5b
C6
C7
C9
C9
C8
Membrane Attack Complex (MAC)
Cell Death

Source: OPHT internal

OPHTHOTECH

7

8 Zimura, C5 Complement Inhibitor Stargardt Disease (Orphan Indication)

9 • High unmet medical need – Estimated prevalence (US) of  ~32,000 ‐ 41,000 patients(1) – No FDA approved treatment available • Scientific evidence(2) – Bisretinoids (visual cycle waste) activate complement – Complement inhibition rescues photoreceptor cells in a Stargardt animal model – Anti‐C5 improved RPE cell viability in bisretinoid/complement cell culture model • Orphan disease – May have potential for priority review voucher – Seven year exclusivity • OPHT plans to initiate program by the end of this year – Randomized, control clinical trial – Identified and engaged potential trial sites Rationale for Development of Zimura in Stargardt A devastating inherited retinal orphan disease that causes vision loss during  childhood/adolescence with no FDA approved treatment  Sources:    1) Blacharski PA . Fundus flavimaculatus. In: Newsome DA ed. Retinal Dystrophies and Degenerations. New York: Raven Press; 1988:135–159. 2) The Journal of Biological Chemistry. 2011; 286(21): 18593–18601. Proc Natl Acad Sci U S A. 2017; 114(15):3987‐3992. Invest Ophthalmol Vis Sci. 2013;54:2669‐2677

10 • OPHT entered into an agreement with Foundation Fighting Blindness (FFB) – Highly‐distinguished organization recognized for its scientific commitment  to orphan inherited retinal diseases  – Established network of scientists and a robust patient registry • OPHT gains access to FFB’s publicly available ProgStar study – Largest Natural History Study of Stargardt Disease – OPHT plans to leverage information in the design of  Zimura Stargardt study OPHT Engages Foundation Fighting Blindness

Zimura®

Gene Mutation: Waste Accumulation —X→ Inflammation

Complement inhibition may potentially lead to healthier RPE cells = Better ability to process and recycle the waste and therefore slow down the progression of Stargardt disease [(1)]


Waste Accumulation
Waste Management
Inflammation
Waste Accumulation
Energy Production
Cell Damage

(1) Sources: FASEB J. 2004 Mar;18(3):562-4. Graefe's Arch Clin Exp Ophthalmol (2002) 240:983-988. The Journal of Biological Chemistry. 2011; 286(21): 18593–18601. Proc Natl Acad Sci U S A. 2017; 114(15):3987-3992. Invest Ophthalmol Vis Sci. 2013;54:2669-2677

OPHTHOTECH
11

12 Progressive damage to the macula and retina caused by mutations in the  ABCA4 gene  • ABCA4 gene makes a protein that normally helps clear away vitamin A  byproducts inside photoreceptors • Lack of the needed protein leads to the accumulation of  bisretinoids/lipofuscin/A2E (“wear and tear” pigment:  waste) • Accumulation of waste and associated inflammation (complement activation)  in the RPE cells leads to the death of photoreceptors and loss of vision Autosomal Recessive Stargardt Disease (STGD1):   Disease Overview

13 Complement Inhibition Rescues Light Perceiving Cells Expression of Complement Inhibitory Protein (CRRY) ~2 fold decrease in  bisretinoid accumulation ~30% increase in the number  of photoreceptor nuclei Normalized Complement Activity Source:   Proc Natl Acad Sci U S A. 2017; 114(15):3987‐3992.

Decreased Complement Activity: Rescued Photoreceptors



AAV-Null
AAV-CRRY
BALB/c
OS
ONL
OS
ONL
OS
ONL

1 Year old Albino Abca4$^{-/-}$ or BALB/c Mice

Source: Proc Natl Acad Sci U S A. 2017; 114(15):3987-3992.

OPHTHOTECH 14

15 Decreased Complement Activity:   Decreased Lipofuscin Accumulation AAV‐Null BALB/cAAV‐CRRY 1 Year old Albino Abca4‐/‐or BALB/c Mice Source:   Proc Natl Acad Sci U S A. 2017; 114(15):3987‐3992.

Waste + Complement Activation: Significant Reduction in RPE Viability

Waste: all-Trans-Retinal (atRal)



120
100
80
60
40
20
0
Viability (%)
atRal (µM)
0
5
10
15
20

Complement Activation



120
100
80
60
40
20
0
Viability (%)
AP (%)
0
16
24
32
40

atRal + Complement



No Complement
24% Complement
120
100
80
60
40
20
0
Viability (%)
atRal (µM)
0
5
10
15
*
#
Expected Additive Effect
Combined Effect >> Expected Additive Effect

Source: Invest Ophthalmol Vis Sci. 2013;54:2669-2677

OPHTHOTECH
16

17 Anti‐C5 Inhibits atRal/Complement Induced Cell Toxicity  *P < 0.05 Source:   Invest Ophthalmol Vis Sci. 2013;54:2669‐2677

18 Zimura, C5 Complement Inhibitor Wet and Dry Age‐Related Macular Degeneration

19 • Unmet medical need – major market opportunity: – Anti‐VEGF monotherapy   Shown to reach a ceiling effect  Majority of patients do not reach a visual acuity of > 20/40   In the real world most patients lose vision over time  • Patients receiving anti‐VEGF monotherapy may develop geographic atrophy:  20% at two years  and ~38% at 5 years have geographic atrophy (CATT study) (1) • New developments in the role of complement in anti‐VEGF therapy – VEGF upregulates complement factor H, which is a complement inhibitory factor (Research  from Scripps Laboratories in San Diego) (2) • Completed Zimura Phase 1/2a  • Phase 2a trial to initiate by the end of this year  Rationale for Development of Zimura in Wet AMD A disease characterized by abnormal neovascularization into the retina,  which leads to central vision loss  Sources:    1) Ophthalmology 2014;121:150‐161.   2) J Clin Invest. 2017;127(1):199–214.

20 Zimura Phase 1/2a Wet AMD – Completed  46% 47% 60% 0% 15% 30% 45% 60% 0.3 mg 1.0 mg 2.0 mg n=13 n=15 n=15 Significant Visual Gain  ≥ 3‐ETDRS Lines at Week 24 %   P a t i e n t s • Inclusion: - Treatment Naïve subjects - All CNV subtypes • Design: - Six monthly doses of Zimura in  combination with 0.5mg Lucentis • Safety:   - All doses well tolerated; no  Adverse Events considered to be  related to Zimura

21 • An unmet medical need – major market opportunity • Phase 2/3 clinical trial of monotherapy Zimura is ongoing • Strategic decision based on the competitor’s study outcome available in the  second half of 2017 Rationale for Development of Zimura in Dry AMD Geographic Atrophy, a disease characterized by atrophy of the retina, which  leads to central vision loss Conclusion:  Large market with no available treatment options  supports a second to market therapy

22 Zimura, C5 Complement Inhibitor Idiopathic Polypoidal Choroidal Vasculopathy (IPCV)

23 • Unmet medical need – Estimated prevalence (U.S.) ~80,000 – 160,000 (1) • Scientific rationale (2) – Response to anti‐VEGF monotherapy may be limited – Anti‐VEGF treatment may lead to complement activation • Plan to initiate Phase 2a trial by the end of this year Rationale for Development of Zimura in Idiopathic  Polypoidal Choroidal Vasculopathy A retinal disease involving the choroidal vasculature characterized by the  presence of polypoidal lesions, which leads to vision loss Sources:    1) OPHT Estimate based on published data  2) J Clin Invest. 2017;127(1):199–214.  Br J Ophthalmol, 2010: 94(3), 297‐301. Br J Ophthalmol. 2008 Jan;92(1):70‐3.

24 Zimura, C5 Complement Inhibitor Non‐Infectious Intermediate/Posterior Uveitis (Orphan Indication)

25 • Unmet medical need – Need for effective intermediate/posterior uveitis treatments with minimal local and  systemic adverse events – Estimated total Uveitis prevalence (U.S.)*:  38 in 100,000, or about ~120,000 (1) • Scientific rationale (2) – Anti‐C5, sCRRY inhibits uveitis in Experimental Autoimmune Uveitis (EAU) model – C5 knock‐out mice had decreased uveitis severity compared with wild‐type mice – C3aR/C5aR deficient mice resistant to EAU – Complement Factor B inhibition decreases EAU in mouse model • Planning to initiate Phase 2a trial in 2018 Rationale for Development of Zimura in Uveitis Non‐infectious intermediate/posterior uveitis:  A rare inflammatory disease  of the back of the eye Conclusion:  Reduction of complement activity may lead to a decrease in inflammation Sources:    1) Orphanet J Dis. 2012; 7: 57. Published online 2012 Aug 29. doi:10.1186/1750‐1172‐57 2) Clin Exp Immunol. 2010 Mar;159(3):303‐14. Exp Eye Res. 2006 Mar;82(3):389‐94. ARVO2017; program 536, Board #: B0091.Eur J Immunol. 2010 Oct;40(10):2870‐81. * Intermediate/posterior uveitis are forms of uveitis found in the vitreous and  retina; prevalence for these forms are less than the total uveitis prevalence

26 Fovista, Anti‐PDGF Von Hippel‐Lindau Syndrome (Orphan Indication) and  Retinoblastoma (Orphan Indication)

27 • Unmet medical need – No optimal treatment option available – Estimated Prevalence (U.S.):  ~7,000 (1) • Scientific rationale – PDGF and VEGF are involved in the proliferation of the capillary  hemangioma (2) – Anti‐VEGF + anti‐PDGF combination therapy has the potential to slow  down the progression of the disease • Collaboration with National Eye Institute – Phase 1/2a trial ongoing  Rationale for Development of Fovista in Von Hippel‐ Lindau Syndrome An orphan disease where the ocular manifestation presents as retinal  capillary hemangiomas that may leak, induce traction and cause vision loss  Sources:    1) Surv Ophthalmol. 2001 Sep‐Oct;46(2):117‐42. 2) Annu Rev Pathol. 2007;2:145‐73.

28 • Unmet medical need – No optimal treatment for metastatic tumor – Potential to be first to market to prevent or decrease the likelihood of  metastasis – Estimated Prevalence (U.S.): 1 out of every 20,000 births per year /200 new  cases a year (1) • Scientific rationale – Retinoblastoma cell lines express PDGF receptor (2) – Planning pre‐clinical program Rationale for Development of Fovista in Retinoblastoma An orphan cancer in children resulting from the growth of immature retinal  cells leading to loss of vision, eye, and death  Sources:    1) Int J Ophthalmol.2011; 4(1): 103–109. Published online 2011 Feb 18. doi: 10.3980/j.issn.2222‐3959.2011.01.24 2) Eye. 2013; 27: 92‐99

29 • Positioned to identify value driven solutions for ophthalmic diseases with significant  unmet need • Orphan Ophthalmology (3 current or planned clinical programs, 1 planned pre‐clinical) led  by a program for Stargardt Disease – Significant need to treat underserved patients with rare ophthalmic diseases – Potential for faster, less costly clinical trials – Limited product competition – Regulatory exclusivity for 7 years in US/10 years in EU • Age‐related Ophthalmology for wet and dry AMD currently ongoing  – Multi‐billion dollar market opportunities • Continue business development strategy – Focus on retina & orphan; opportunistic in other ocular diseases • Significant cash position – $196M in cash, cash equivalents and available for sales securities as of June 30, 2017 – Expect 2017 year‐end cash balance to range between $145 million to $160 million* • Ophthalmic drug development expertise – Multiple retina specialists – Experienced clinical development team * Excluding any potential business development activities or any other  changes to the Company’s current clinical development programs Diversified Ophthalmic Company

30 Timeline/Planned Milestones on the Near Horizon 2017Set Strategic Plan  Stargardt Disease – Zimura Initiate program By end of this year  Wet AMD – Zimura Initiate Phase 2a trial By end of this year  IPCV – Zimura Initiate Phase 2a trial By end of this year  Dry AMD – Zimura Strategic decision Phase 2/3 trial ongoing  (by end of this year) 2018  Posterior Uveitis – Zimura Initiate Phase 2a program  Von Hippel Lindau – Fovista Initial data   Retinoblastoma – Fovista Planning pre‐clinical